EXHIBIT 10.2

Collaborative Research Agreement Amendment 6

This Amendment 6 is made and entered into as of the last date signed below (the "Amendment 6 Effective Date") to that certain Collaborative Research Agreement dated September 30, 2015 (as amended, the "Agreement") by and between National Taiwan University at No. 1, Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter "NTU") and PTC Therapeutics GT, Inc. (formerly Agilis Biotherapeutics), a Delaware corporation duly organized under law and having an address at 6 Kimball Lane, Suite 320, Lynnfield, Massachusetts, 01940 USA (hereinafter "COMPANY"). Capitalized terms herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict with the prior amendments to the Agreement, this Amendment 6 supersedes the prior amendments.

WHEREAS, the COMPANY and NTU previously amended the agreement via Amendments 1 through 5. In Amendment 5, the COMPANY and NTU agreed to a further extension of the Term and duration of the AADC-010 and the 011 Phase IIb protocol studies and related research through December 31, 2020; and an additional research project and corresponding increases in the Budget for [**].

NOW, THEREFORE, the COMPANY and NTU wish to further amend the Agreement as follows:

1.	Enrollment of Additional Patients for the AADC-011 Phase IIb protocol study:

The parties hereby agree that additional patients [**] will be enrolled for the AADC-011 Phase IIb protocol study.

2.	Additional Research Budget for Amendment 6:

Per Section 2.1 of the Agreement, it is agreed to and understood by the parties that NTU shall be paid for the Project and Research Cost for Amendment 6, as set forth in the attached Supplemental Budget for Amendment 6:

Per Section 2.2 of the Agreement, the Research Costs shall be invoiced by NTU [**] (invoices to be emailed to [**] and [**]), and Company shall pay such invoices within [**] of receipt.

IN WITNESS WHEREOF, both NTU and COMPANY have executed this Amendment 6, in duplicate originals, electronic mail of PDFs or electronic signatures, by their respective and duly authorized officers on the day and year written.

[Signature Block to Follow]

PTC THERAPEUTICS GT, INC.	NATIONAL TAIWAN UNIVERSITY

By: /s/ Matthew Klein	By: /s/ Chung-Ming Kuan
Authorized Signature	Authorized Signature

Matthew Klein, MD, MS, FACS
Global Head Gene and
Mitochondrial Therapies
Printed Name & Title
30 May 2020
Date	Date